NASDAQ: EBTX Investor Presentation February 21, 2008 Exhibit 99.1

2 2
Forward-Looking Statements
• This presentation may include forward-looking statements.  These forward-looking statements include comments with respect to assumptions relating to projected growth, earnings, earnings per share and other financial performance measures, as well as management’s short-term and long-term performance, anticipated effects on results of operations or financial condition from recent and expected developments or events relating to business and growth strategies and any other statements, projections or assumptions that are not historical facts.
• These statements are based upon Encore Bancshares, Inc.’s current expectations and beliefs. However, these forward looking statements are based on assumptions  and are subject to known and unknown risks, and uncertainties.  Factors that could cause actual results, performance or achievements, to differ materially from anticipated or projected results, performance or achievements expressed or implied by these forward-looking statements as described under “Risk Factors” in the Company’s Prospectus dated July 17,
2007 and other reports and documents filed by the Company from time to time with the
SEC.
• You should not place undue reliance on any forward-looking statements. These statements speak only as of the date the statement is made. Except as otherwise required by federal securities laws, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason after the date the statement is made.

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•
Company Type: Bank Holding Company
and Wealth Management Organization
•
Headquarters: Houston, Texas
•
Total Assets: $1.4 billion
•
Total Loans: $1.1 billion
•
Total Deposits: $1.0 billion
•
Total Equity: $157 million
•
Assets Under Management: $2.8 billion
•
Private Client Offices: 17 (greater Houston & southwest Florida)
Company Overview
As of December 31, 2007.

EncoreBancshares, Inc.
EncoreBank®
Linscomb & Williams
EncoreTrust®
A Division of EncoreBank
Town&Country
Insurance Agency
An Affiliate of EncoreBank

EncoreBancshares, Inc.

Corporate Structure
Wealth Management
27% of revenue (1)
Insurance
9% of revenue (1)
(1) Defined as net interest income plus noninterest income; for the year ended December 31, 2007
Banking
64% of revenue (1)

Investment Highlights
• Encore is poised for an increase in profitability:
– Growth in locally originated loans with higher yields
– Decreasing low yielding purchased loans
– Infrastructure in place to support larger institution with minimal expense growth
• Fee income contributes greatly to profitability:
– Attractive and growing wealth management and insurance businesses
– Noninterest income to total revenue of 47.5%
(1)
• Well positioned in attractive growth markets:
– Greater Houston, our primary market, has a strong and diverse economy
– Private client offices are placed in high income zip codes in the markets
– Eight of 17 private client offices opened in the last three and a half years
• A proven acquirer and integrator
• Experienced local banking team, management and board
• Management and board beneficially own 28% of the company
(2)
(1) For the year ended December 31, 2007
(2) Beneficial ownership of directors and executive officers as a group (14 persons), as of 12/31/2007.

6 6
Operating Philosophy
• Focus on professional firms, privately-owned
businesses, investors and affluent individuals
• Individual clients generally have a net worth
of between $500,000 and $20 million
• Highly personalized service through private
banker or relationship manager
• Hire and retain experienced financial
professionals
• Arnold Palmer is bank spokesperson

GREATER HOUSTON
THE WOODLANDS
Tomball
Spring
Kingwood
Humble
CHAMPIONS
MEMORIAL
HIGHLAND VILLAGE
DOWNTOWN
TANGLEWOOD
RIVER OAKS
GREENWAY PLAZA
MEDICAL CENTER
WEST UNIVERSITY
SUGAR LAND

ENCOREBANCSHARES, INC.

7 Houston Market • 11 private client offices in high income zip codes • 5.6 million people • $98 billion in deposits • Energy capital, healthcare, 24 Fortune 500 companies

SOUTHWEST FLORIDA
CLEARWATER
BELLEAIR BLUFFS
SUN CITY CENTER
FT. MYERS
NAPLES
Ocala
Daytona Beach
Sumterville
Orlando
Cape Canaveral
Dade City
Kissimmee
St. Cloud
Haines City
Lakeland
Tampa
St. Petersburg
Bradenton
Sarasota
Venice
Ft. Pierce
Cape Coral
Boca Raton
Miami
Homestead

ENCORE BANCSHARES, INC.

8 Southwest Florida Market • 6 private client offices in high income zip codes • 3.6 million people • $77 billion in deposits • Naples-Marco Island MSA – one of nation’s wealthiest

9 9
Core Earnings Growth
$7.8
$2.4
$3.4
$4.5 $4.6
$7.2
$0
$1
$2
$3
$4
$5
$6
$7
$8
$9
2002 2003 2004 2005 2006 2007
$ in millions
Core Earnings
(1)
• Continue Deposit Growth
– Grow demand deposits
– Lower cost of funds
• Continue Loan Growth
– Grow originated loans
– Replace purchased loans
– Maintain asset quality
• Expand Wealth Management
– Maintain strong noninterest
income level
• Leverage Cost Structure
(1) Net earnings excludes the net effect of nonrecurring gains on the sale of branches and certain real estate, gains and losses on sales of securities and the corresponding loss on early debt extinguishment. Net nonrecurring gains/(losses), net of 35% tax rate, were ($572,000), $370,000, $293,000, $3.7 million $8.1 million and $13.5 million for the years ended December
31, 2007, 2006, 2005, 2004, 2003 and 2002, respectively.

$ in millions
Houston and Florida Deposit CAGR: 22.9%

ENCOREBANCSHARES, INC.

10 10
Continue Deposit Growth
$1,027
$1,022
$806
$679
$567
$366
$0
$200
$400
$600
$800
$1,000
$1,200
2002 2003 2004 2005 2006 2007
Houston & Florida deposits Other deposits
$755 $743
$729
$815
$1,031
$1,041

11 11
Optimize Deposit Mix
0%
20%
40%
60%
80%
100%
2004 2005 2006 2007
Noninterest-bearing deposits Interest checking
Money market and savings Time deposits less than $100,000
74.1%
76.8%
78.4%
79.7%
Focus on Core Deposit Balances
(1)
(1) Represents the average balance for the period ended

$ in millions
Originated Loan CAGR: 61.3%

ENCOREBANCSHARES, INC.

12 12
$954
$100
$231
$389
$607
$752
$0
$200
$400
$600
$800
$1,000
$1,200
2002 2003 2004 2005 2006 2007
Originated loans Purchased loans
Continue Originated Loan Growth
$546
$618
$661
$808
$908
Originated Loans
to Total Loans
18.4% 37.5% 58.8% 75.1% 82.8% 87.0%
$1,097

Improving Loan Mix
Consumer
other
17.0%
Commercial
real estate
7.0% Real estate
construction
0.4%
Commercial
0.4%
Consumer
installment-indirect
2.6%
Residential real
estate
72.6%
Home equity lines
7.2%
Consumer other
1.9%
Commercial
11.6%
Consumer
installment--indirect
2.3%
Commercial real
estate
25.2%
Real estate
construction
9.2%
Residential real
estate
42.6%
December 31, 2002
December 31, 2007
Total Loans: $546.3
million
Total Loans: $1.1
billion

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Asset Quality
0.38%
0.20%
0.29%
0.55%
0.22%
0.18%
0.00%
0.25%
0.50%
0.75%
1.00%
2002 2003 2004 2005 2006 2007
NCOs / Average Loans
1.30%
1.07%
0.56%
1.40%
1.24%
0.92%
0.00%
0.50%
1.00%
1.50%
2.00%
2002 2003 2004 2005 2006 2007
NPAs / Loans and Investment in Real Estate
83.4%
95.3%
250.3%
200.6%
141.4%
179.8%
0.0%
75.0%
150.0%
225.0%
300.0%
2002 2003 2004 2005 2006 2007
Reserves / NPLs
1.02%
1.00%
1.08%
0.91%
0.85%
1.16%
0.00%
0.50%
1.00%
1.50%
2.00%
2002 2003 2004 2005 2006 2007
Reserves / Loans

Residential Loan Quality
Subprime loans, defined as FICO less than 620 at origination, amounted to $15.5 million
Residential Loans by Category
December 31, 2007
($ in thousands)
Delinquent
Amount 30+ Days
First mortgage originated 158,353 $         1.1%
Second mortgage originated 165,309            0.1%
First mortgage purchased 112,103            2.2%
Second mortgage purchased 25,711              2.1%
HELOC 77,664              1.1%
Premiums & cost deferrals 6,812
  Total 545,952 $

16 Expand Net Interest Margin 1.63% 1.42% 1.96% 2.14% 2.46% 2.74% 1.00% 1.20% 1.40% 1.60% 1.80% 2.00% 2.20% 2.40% 2.60% 2.80% 3.00% 2002 2003 2004 2005 2006 2007

Leverage Infrastructure
• Infrastructure in place
• Eight private client offices opened
in the last three and a half years
• Increase deposits per office
• Increase loans per officer
80.27%
77.32%
76.93%
80.95%
76.11%
75.59%
65.00%
70.00%
75.00%
80.00%
85.00%
2002 2003 2004 2005 2006 2007
Core Efficiency Ratio
(1)
(1) Calculated by dividing total noninterest expense, less amortization of intangibles, by the sum of net interest income plus noninterest income, excluding the net effect of nonrecurring gains on the sale of branches and certain real estate, gains and losses on sales of securities and the corresponding loss on early debt extinguishment. Net nonrecurring gains/(losses)
net of 35% tax were ($572,000), $370,000, $293,000, $3.7 million $8.1 million and $13.5 million for the years ended December 31, 2007, 2006, 2005, 2004, 2003 and 2002, respectively.

$ in billions
+11.0%

$ in millions
+40.2%

ENCOREBANCSHARES, INC.

18 18
Expand Wealth Management Business
$1.2
$2.7
$3.7
$0.0
$1.0
$2.0
$3.0
$4.0
2005 2006 2007
Net Earnings
$2.2
$2.5
$2.8
$2.0
$2.2
$2.4
$2.6
$2.8
2005 2006 2007
Assets Under Management
• Our Wealth Management business contributed 27% of our total revenue (1) for the year ended December 31, 2007
(1) Defined as net interest income plus noninterest income

LINSCOMB & WILLIAMS

ENCORETRUST®
A Division of EncoreBank

ENCOREBANCSHARES, INC.

19 19
• We believe L&W is one of the largest
and most respected investment
management and financial planning
firms in Texas serving affluent and
high net worth families
• Provides fee-based personal financial
planning services and investment
management services for a fee based
on the value of account
• 30+ years in Houston with all senior
staff remaining since acquired in
August 2005
• $1.9 billion in assets under
management (1)
Expand Wealth Management Business
(1) As of December 31, 2007
• Encore Trust provides trust services
primarily to individuals in Houston,
Austin and Dallas
• Personal trusts, estates, court-
created trusts and retirement
programs
• Our staff of veteran trust officers
possess an average of 25 years of
trust experience
• $876 million in assets under
management (1)

Expand Wealth Management Business
• Existing infrastructure can support a
higher level of AUM
• Capitalize on L&W reputation in
Texas professional community to
enhance Encore Trust’s marketing
• Add marketing initiative for L&W to
support additional sources of client
referrals and promote cross-selling
by Encore Bank private client offices
Our growth strategy for Wealth Management…

TOWN&COUNTRY INSURANCE AGENCY
An Affiliate of EncoreBank

$ in millions

$ in millions

ENCOREBANCSHARES, INC.

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Attractive Insurance Business
$2.8
$4.7
$6.0
$5.5
$0.0
$2.0
$4.0
$6.0
2004 2005 2006 2007
Noninterest Income
$0.4
$0.7
$1.0
$1.4
$0.0
$0.4
$0.8
$1.2
$1.6
2004 2005 2006 2007
Net Earnings
(1) Defined as net interest income plus noninterest income
• Town & Country Insurance Agency offers a wide variety of personal and commercial property and casualty insurance through its offices in Houston, Galveston and Fort
Worth
• One of the largest independent insurance brokerage companies in the Houston area with over 9,000 clients
• Contributed 9% of Encore’s total revenue (1) for the year ended December 31, 2007

Experienced Executive Management Team
• Average of 29 years of relevant
experience
• Jim D’Agostino, 61, American
General and Citibank (5.3%
ownership
(1)
)
• Andy Creel, 60, Prime
Bancshares (0.4% ownership
(1)
)
• Harold Williams, 55, Linscomb &
Williams (1.3% ownership
(1)
)
(1) Beneficial ownership as of 12/31/2007

Capable Board of Directors
• All original investors
• No turnover
• Added Walter Christopherson and
Randa Duncan Williams
• Backgrounds in investments,
private equity, banking, real estate
and law
• Total insider ownership of 28.2%
(1)
(1) Beneficial ownership after offering; Directors and executive officers as a group (14 persons) as of 12/31/2007

Fourth Quarter 2007 Earnings
• Net earnings grew 46% over fourth quarter of 2006
• Net interest margin improved 46 basis points over fourth
quarter of 2006
• Loans increased 21% compared with the fourth quarter
of 2006
• Wealth Management earnings grew 60%, with a 11%
increase in assets under management compared with
the fourth quarter of 2006

Summary
• Well positioned in Houston
• Optimizing deposit mix
• Increasing originated loans
• Improving net interest margin
• Expanding wealth management
and insurance
• Leveraging infrastructure
• Proven acquirer and integrator
• Experienced banking team,
management and board